UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 21, 2009
(Date of Report — date of earliest event reported)
BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

8500 Executive Park Avenue Suite 300 Fairfax, Virginia (Address of Principal Executive Offices)		22031 (Zip Code)
(703) 270-1700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Brookfield Homes Corporation (the “Company”) is disclosing information under this Item as a result of a wholly-owned subsidiary of the Company, Brookfield Homes Holdings Inc. (“BHHI”) entering into an agreement with an affiliate of the Company. On May 21, 2009, BHHI amended its unsecured revolving acquisition credit facility with an affiliate of the Company’s major stockholder, Brookfield Asset Management Inc., in order to (i) increase the maximum available amount by $5,000,000 to $30,000,000 and (ii) provide for a repayment guarantee from a Brookfield Homes Entity holding Acquired Property.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

99.1	Loan Agreement Amendment dated May 21, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  May 26, 2009

BROOKFIELD HOMES CORPORATION
By:	/s/ CRAIG J. LAURIE
Craig J. Laurie
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Loan Agreement Amendment dated May 21, 2009.

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